UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

April 28, 2010

Commission File Number	Registrant	State of Incorporation	IRS Employer Identification Number
1-7810	Energen Corporation	Alabama	63-0757759
2-38960	Alabama Gas Corporation	Alabama	63-0022000

605 Richard Arrington Jr. Boulevard North Birmingham, Alabama			35203
(Address of principal executive offices)			(Zip Code)

(205) 326-2700

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 28, 2010, Energen Corporation held its 2010 Annual Meeting of Shareholders, at which the Company’s shareholders approved an amendment to the Annual Incentive Compensation Plan. The amendment raised the maximum incentive under the plan to $2.5 million. Previously, the maximum incentive for any individual for any one year was $1 million.

A copy of the Annual Incentive Compensation Plan (Amended as of January 1, 2010) was filed as an attachment to the Company’s definitive Proxy Statement on Schedule 14A filed on March 19, 2010. The above description is qualified in its entirety by reference to the terms of the Annual Incentive Compensation Plan (Amended as of January 1, 2010).

ITEM 5.07	Submission of Matters to a Vote of Security Holders

(a)	The registrant held its Annual Meeting on April 28, 2010.

(b) Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Exchange Act; there was no solicitation in opposition to management’s nominees for directors as listed in the Proxy Statement and all such nominees for directors as listed in the Proxy Statement and all such nominees were elected. The final results of the voting for three Directors for a term of three-year terms expiring in 2013 are set forth below:

Stephen D. Ban	For	51,929,578
	Against	1,512,730
	Broker non-votes	6,857,768

Julian W. Banton	For	51,684,952
	Against	1,757,356
	Broker non-votes	6,857,768

T. Michael Goodrich	For	52,546,553
	Against	895,755
	Broker non-votes	6,857,768

Described below are the other matters voted upon at the Annual Meeting and the final number of affirmative votes, negative votes, abstentions and broker non-votes.

I.	Proposal to amend and restate the 1992 Directors Stock Plan – approved.

For	40,910,220
Against	10,017,461
Abstain	2,514,627
Broker non-votes	6,857,768

II.	Proposal to amend Annual Incentive Compensation Plan – approved.

For	55,198,338
Against	2,462,476
Abstain	2,639,262
Broker non-votes	–

III.	Proposal to ratify PricewaterhouseCoopers LLP as the independent registered public accountants – approved.

For	59,568,740
Against	319,463
Abstain	411,873
Broker non-votes	–

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number:

10.1

Energen Corporation Annual Incentive Compensation Plan (Amended as of January 1, 2010), is incorporated herein by reference as attached to the definitive Proxy Statement of the Company on Schedule 14A filed on March 19, 2010.

99.2

The section entitled “Approval of Amendments to Energen’s Annual Incentive Compensation Plan” of the definitive Proxy Statement of the Company, is incorporated herein by reference to the definitive Proxy Statement of the Company on Schedule 14A filed on March 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGEN CORPORATION ALABAMA GAS CORPORATION

May 3, 2010	By	/s/ Charles W. Porter, Jr.
Charles W. Porter, Jr. Vice President, Chief Financial Officer and Treasurer of Energen Corporation and Alabama Gas Corporation

EXHIBIT INDEX

EXHIBIT NUMBER		DESCRIPTION

10.1	*

Energen Corporation Annual Incentive Compensation Plan (Amended as of January 1, 2010), is incorporated herein by reference as attached to the definitive Proxy Statement of the Company on Schedule 14A filed on March 19, 2010.

99.2	*

The section entitled “Approval of Amendments to Energen’s Annual Incentive Compensation Plan” of the definitive Proxy Statement of the Company, is incorporated herein by reference to the definitive Proxy Statement of the Company on Schedule 14A filed on March 19, 2010.

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.

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